ROCHDALE INVESTMENT TRUST

January 2, 2013

Supplement to the Statement of Additional Information
dated April 13, 2012, as amended for the
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Fixed Income Opportunities Portfolio
Rochdale Emerging Markets Portfolio

Effective immediately, the section of the Statement of Additional Information entitled “The Portfolios’ Administrator” is hereby deleted in its entirety and replaced by the following:

THE PORTFOLIOS’ ADMINISTRATOR

SEI Investments Global Fund Services (the “Administrator”) acts as administrator for the Trust under the terms of an Interim Administration Agreement. The Interim Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports dated after December 31, 2012, prospectuses, statements of additional information, marketing materials, shareholder reports and other regulatory reports or filings required of the Portfolios; prepare all required filings necessary to maintain each Portfolio’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio related expenses; review and adjust as necessary each Portfolio’s daily expense accruals; and perform such additional services as may be agreed upon by the Portfolios and the Administrator.

US Bancorp Fund Services, LLC also provides certain administrative services to the Trust related to the Trust’s operations prior to January 1, 2013, including services related to the Trust’s 2012 audit and the preparation of the Trust’s 2012 financial statements and tax returns.  Prior to January 1, 2013, US Bancorp Fund Services, LLC served as the Trust’s administrator.  For its services for the year ended December 31, 2011, US Bancorp Fund Services, LLC received from the Trust a total annual fee, paid monthly, in the amount of $583,390.

The following administrative fees were paid by the Portfolios to US Bancorp Fund Services, LLC for the fiscal years ended December 31, 2011, 2010, and 2009:

	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09

Large Growth Portfolio*	$37,706	$30,654	$32,906

Large Value Portfolio*	$36,506	$30,053	$31,683

Dividend & Income Portfolio	$94,161	$60,429	$61,193

Intermediate Fixed Income Portfolio	$98,179	$70,667	$68,758

Fixed Income Opportunities Portfolio**	$315,767	$202,411	$61,873

Emerging Markets Portfolio***	$1,071	--	--

* The Large Growth Portfolio and Large Value Portfolio ceased operations on November 27, 2012.
** Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.
*** Emerging Markets Portfolio commenced operations on December 15, 2011.

Please retain this Supplement with the Statement of Additional Information.